Exhibit 10.28

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

NUMBER 16,243 SIXTEEN THOUSAND TWO HUNDRED AND FORTY THREE

VOLUME FIFTY FIVE.	BOOK SIX.
In Guadalajara, Jalisco, on the 28th of January, 2006.
     The undersigned ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public’s Office No. 42 (forty two) of Zapopan, Jalisco, acting under a Notarial Association Agreement [Convenio de Asociación Notarial] with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law [Ley del Notariado] in effect, AUTHENTICATES the Certification of Facts Statement [Acta de Certificación de Hechos] issued at 18:30 hours on February 24 2006, at the request of Mr. EVERARDO GARIBAY RAMIREZ, acting as the Unauthorized Agent of the company known as Oculus Innovate Sciences, Inc. as the Legal Representative of the Company Oculus Technologies of Mexico, a Variable Capital Corporation [Sociedad Anónima de Capital Variable or S.A. de C.V.], a subsidiary of the US Company Oculus Innovative Sciences, Inc. The undersigned Notary hereby appeared, legally, together with the requesting party, at the Business Center, Salón Brasil, of the Hilton Hotel located at Avenida de las Rosas No. 2933 Colonia Rinconada del Bosque, in Guadalajara, Jalisco; in order to verify, as factual, the issuance, to JORGE PAULINO HERMOSILLO MARTÍN, of three letters informing him of the termination of various agreements, and which issuance ended at 19:30 hours on the date mentioned above, with all the formalities indicated under Law, requesting the Authentication of the same, and the transcription of the actions taken place.
     The same is solely signed and authorized by the undersigned Notary Public in virtue of the fact that the document has already been signed by the requesting party, at 10:30 on February 28 2006. I hereby certify.
Signature of MR. ALFONSO CHACÓN ROBLES. The authorizing seal.
MATERIAL ACTIONS OF THIS AUTHENTICATION
     In Guadalajara, Jalisco, at 18:30 on February 24 2006, the undersigned ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, appeared at the Business Center of Salón Brasil of the Hotel Hilton located at Avenida de las Rosas No. 2933, Colonia Rinconada del Bosque in Guadalajara Jalisco, at the request of Mr. EVERARDO GARIBAY RAMIREZ, who declares to be Mexican, of the age of majority, married, a Certified Public Accountant, domiciled at Calle Industria Vidriera No. 81, Colonia Industrial Zapopan Norte, in Zapopan Jalisco, born on February 10 1973 in Mexico City, Federal District, and who identifies himself by means of Voter’s Identification Card [Credencial para Votar], with a photograph, file no. 82249652, and Voter’s Identification Number [Clave de Elector] GRRMEV73021009H700, issued by the Federal Electoral Institute [Instituto Federal Electoral], photocopy of which, duly certified by the undersigned, I add to the Documentation Book of this Volume under the corresponding number, and who states that he appears as the Unauthorized Agent of the company known as Oculus Innovate Sciences, Inc. and as the Administrative and Finance Director and Legal Representative of the company known as Oculus Technologies of
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

Mexico, S.A. de C.V., a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., declaring, under an oath to declare truthfully in accordance with Article 84, second paragraph, of the Notarial Law in effect, that he appears in representation of such company with the necessary legal capacity and that the authorities with which he appears have not been revoked or limited in any way, which he evidences to me by means of the first official transcript of Public Deed No. 95370 dated November 30 2005,certified by Notary Public Francisco Javier Arce Gargollo, Notary Public No. 74 of the Federal District, containing the Authentication of the Minutes of the General Ordinary and Extraordinary Shareholders’ Meeting of the company known as “OCULUS TECHNOLOGIES OF MEXICO”, a Variable Capital Corporation, in which, among other things, the following powers were granted: the Granting of a General Power of Attorney for Lawsuits and Collections, Administrative Actions, Execution and Granting of Credit Instruments, a Special Power for Administrative Actions with respect to Labor Matters, and the power to grant and revoke Powers of Attorney. These powers were granted to Mr. EVERARDO GARIBAY RAMIREZ, and such public deed was duly recorded under Electronic Mercantile File No. 6970*1 of the Public Registry of Commerce [Registro Público de Comercio] of Morelia, Michoacan, and I, the Notary, hereby certify that I personally saw the above document, which consisted of 25 pages, photocopy of which, duly certified by the undersigned, I attach to the Documentation Book of this Volume under the corresponding number and I declare that today, at 18:30 hours, I had a meeting scheduled with Mr. JORGE PAULINO HERMOSILLO MARTÍN at the address mentioned above, and taking advantage of the presence of such person, the appearance by the undersigned was requested for the issuance of the three letters which were shown to me, consisting of three pages, originals and copies, which report the following information:
     The will of Oculus Innovative Sciences, Inc., to terminate the following agreements:
     Stock Purchase Agreement executed between Javier Orozco Gutierrez, Química Pasteur, Limited Liability Company [Sociedad de Responsabilidad Limitada or S. de R.L.], Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences, Inc.
     Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences, Inc., and Oculus Technologies of México, a Variable Capital Corporation.
     The will of Oculus Technologies of Mexico, a Variable Capital Corporation, to terminate the following agreement:
     Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, a Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, a Variable Capital Company.
     Furthermore, as of this moment, in order to easily identify the person upon whom notice is to be served, the requesting party shows me the cover page of a brochure with a picture of Mr. Jorge Paulino Hermosillo Martín, dressed in charro attire and atop a horse, which I add as an integral part of this deed to the Documentation Book of this Volume under the corresponding number.
     Once the undersigned Notary Public and the requesting party arrived at the above-cited address, Mr. Jorge Paulino Hermosillo Martín was already present, and he identified himself as
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

the person appearing on the brochure mentioned above, accompanied by a person he claimed to be his father as well as another person he claimed to be his Attorney. It is hereby evidenced that Mr. Everardo Garibay Ramírez told Mr. Hermosillo that the purpose of the meeting was to inform him that it was the will of Oculus Innovative Sciences, Inc. to terminate the following agreements: Stock Purchase Agreement executed by and between Javier Orozco Gutierrez, Química Pasteur, a Limited Liability Company, Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences, Inc. and the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences, Inc., and Oculus Technologies of México, a Variable Capital Corporation. It is also the will of Oculus Technologies of Mexico, a Variable Capital Corporation, to terminate the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, a Limited Liability Company, Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, a Variable Capital Company. The three persons declared that they did not agree with this, and presented various arguments but which they were duly informed and notified, under the terms of the letters mentioned above, and thereafter the undersigned delivered such three letters, and they refused to receive them, and they were warned that notwithstanding their refusal, they have been duly notified of the will of the companies Oculus Innovative Sciences Inc. and Oculus Technologies of México, a Variable Capital Company. Thereafter, the undersigned proceeded to keep a copy of the above cited letters for the legal effects and purposes that may be necessary, which I attach as an integral part of the same, to the Documentation Book of this Volume under the corresponding number.
Therefore the undersigned Notary hereby concludes the actions hereunder at 19:30 hours on the date mentioned above, and Mr. EVERARDO GARIBAY RAMÍREZ, together with the undersigned Notary, signed it.
Signature of Mr. EVERARDO GARIBAY RAMÍREZ. Signature of Mr. ALFONSO CHACÓN ROBLES. The Authorizing Seal.
The undersigned Notary Public hereby certifies and evidences that the authenticated deed is a faithful copy of the original that I saw.
FINAL NOTE
Under numbers 2725 to 2730 inclusive, I add to the Documentation book of this Volume a Duplicate of the Notice given to the Files Director of Public Instruments of the State, a receipt for the payment of the taxes corresponding to Legal businesses in the amount of $90.00. Authenticated Instrument, Authority, Letters, Identification and brochure.
SINCE ALL OF THE REQUIREMENTS PROVIDED UNDER ARTICLE 124 OF THE NOTARIAL LAW IN EFFECT HAVE BEEN SATISFIED, IN COMPLIANCE WITH THIS PROVISION I HEREBY ISSUE THIS FIRST OFFICIAL TRANSCRIPT CONSISTING OF TWO PAGES FOR THE REQUESTING PARTY, MR. EVERARDO GARIBAY RAMIREZ, AS THE UNAUTHORIZED AGENT OF THE COMPANY KNOWN AS OCULUS INNOVATIVE SCIENCES, INC. AND AS THE ADMINISTRATIVE AND FINANCE DIRECTOR AND LEGAL REPRESENTATIVE OF THE COMPANY OCULUS TECHNOLOGIES OF MEXICO S.A. DE C.V.
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

IT IS HEREBY COMPARED AND CORRECTED.
GUADALAJARA, JALISCO, FEBRUARY 28 2006.

Seal of
JALISCO	Illegible signature	ALFONSO CHACÓN ROBLES,
NOTARY PUBLIC NO. 42 OF
Illegible stamp		ZAPOPAN, JALISCO
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Jorge Paulino Hermosillo Martín
Sierra Leona 1726
Guadalajara, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.v.
Dear Mr. Hermosillo:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V., dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of clause eight of the Master Agreement described under the above paragraph, I give you notice that it is the will of Oculus Innovative Sciences, Inc. to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Jim Schutz

James Schutz
Attorney in Fact
Oculus Innovative Sciences, Inc.
[Stamped on the right side: COMPARED and illegible signature]
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43 (Forty Three), second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized Agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, a Variable Capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature	Seal of
ALFONSO CHACÓN ROBLES, NOTARY
PUBLIC NO. 42 OF ZAPOPAN, JALISCO
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
February 24 2006
Jorge Paulino Hermosillo Martín
Sierra Leona 1726
Guadalajara, Jalisco
RE: Stock Purchase Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences Inc.
Dear Mr. Hermosillo:
I make reference to the Stock Purchase Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín and Oculus Innovative Sciences Inc., dated June 16 2005 as well as the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. on June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under Clauses 7.1 and 8.3 of the Stock Purchase Agreement and with respect to the same, the right conferred under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Innovative Sciences, Inc. to terminate the above-mentioned Agreement.
Sincerely,

/s/ Jim Schutz

James Schutz
Attorney in Fact
Oculus Innovative Sciences, Inc.
[Stamped on the right side: COMPARED and illegible signature]
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Illegible signature	Seal of
ALFONSO CHACÓN ROBLES, NOTARY
PUBLIC NO. 42 OF ZAPOPAN, JALISCO
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

Letterhead of
OCULUS
Innovative Sciences
Guadalajara, Jalisco, February 24 2006
Jorge Paulino Hermosillo Martín
Sierra Leona 1726
Guadalajara, Jalisco
RE: Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V.
Dear Mr. Hermosillo:
I make reference to the Master Agreement executed by and between Javier Orozco Gutiérrez, Química Pasteur, S. de R.L., Jorge Paulino Hermosillo Martín, Oculus Innovative Sciences Inc., and Oculus Technologies of México, S.A. de C.V. dated June 16 2005.
By means of this letter, in the exercise of the rights conferred upon me under the second paragraph of Clause Eight of the Master Agreement described under the above paragraph, I hereby notify you that it is the will of Oculus Technologies of México, S.A. de C.V., to terminate the above-mentioned Agreement.
For such effects, and in accordance with the clause mentioned above, this notice is issued 30 days prior to the date on which the party I represent wishes the termination of the above-mentioned agreement to take effect.
Sincerely,

/s/ Everardo Garibay Ramírez

Everardo Garibay Ramírez
Attorney in Fact
Oculus Technologies of México, S.A. de C.V.
[Stamped on the right side: COMPARED and illegible signature]
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx

MR. ALFONSO CHACÓN ROBLES
HEAD NOTARY PUBLIC
NOTARY PUBLIC OFFICE NO. 42 OF ZAPOPAN

Seal of
ALFONSO CHACÓN
ROBLES, NOTARY
PUBLIC NO. 42 OF
ZAPOPAN, JALISCO

The undersigned MR. ALFONSO CHACÓN ROBLES, Head Notary Public of Notary Public Office No. 42 of Zapopan, Jalisco, acting under a Notarial Association Agreement with Notary Public No. 3 of Zapopan, Jalisco, under the terms of Article 43, second paragraph of the Notary Law in effect, CERTIFY that the preceding copy, consisting of one page, is a faithful photocopy of its original, and is an integral part of the Certification of Facts Statement issued at the request of Mr. EVERARDO GARIBAY RAMIREZ, as the Unauthorized agent of the company known as Oculus Innovate sciences, Inc. and as the Legal Representative of the company Oculus Technologies of Mexico, Variable capital Corporation, a subsidiary of the US Company known as Oculus Innovative Sciences, Inc., which is hereby authenticated under Public Deed No. 16,243 and evidenced before the undersigned Notary, who compared it, and found that it is true and exact both in the front and back, with respect to which I certify it by means of my signature and official stamps. I hereby certify.
Guadalajara, Jalisco, February 28 2006.

Seal of
JALISCO	Illegible signature	ALFONSO CHACÓN ROBLES,
NOTARY PUBLIC NO. 42 OF
Illegible stamp		ZAPOPAN, JALISCO
PROGRESO SUR NO. 445 GUADALAJARA JALISCO, TEL. AND FAX 3825-4712, 38250508, 3825-0539
Notaria3zap@megared.net.mx